MATTERHORN GROWTH FUND, INC.

                                   SUPPLEMENT
                             DATED NOVEMBER 18, 2005
                    TO THE PROSPECTUS DATED OCTOBER 28, 2005

            The following information is provided to shareholders and potential shareholders:

SPECIAL MEETING OF SHAREHOLDERS

            A Special Meeting of Shareholders (the "Special Meeting") of The Matterhorn Growth Fund, Inc. ("Matterhorn") has tentatively been called for December 9, 2005 at 10:00 a.m. Eastern Standard Time at the offices of Matterhorn Asset Management Corporation.

            The meeting has been called to seek shareholder approval of a Reorganization Agreement involving Matterhorn and CSI Equity Fund ("CSI"), a series of The World Funds, Inc. ("TWF"). If the reorganization is approved by shareholders and completed as proposed in the Reorganization Agreement, substantially all of the assets and known liabilities of Matterhorn will be transferred to CSI, and you will receive Class A Shares of CSI in exchange for your Matterhorn shares. Immediately following the reorganization, the dollar value of your account will be the same as it was immediately before the reorganization. You will not be required to recognize any gain or loss on the exchange for federal income tax purposes. After the reorganization occurs, Matterhorn will be de-registered under the 1940 Act and will be dissolved under state law.